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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : July 31, 2000



                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
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             (Exact Name of Registrant as specified in its charter)



 DELAWARE                              1-14227                   13-3317668
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(State or other jurisdiction       (Commission File             (IRS Employer
    of incorporation)                     Number)            Identification No.)


                399 EXECUTIVE BOULEVARD, ELMSFORD, NEW YORK 10523
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:            (914) 592-2355

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          (Former name or former address, if changed since last report)


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                                EXPLANATORY NOTE

     This Amendment No. 1 on Form 8-K/A amends the Form 8-K of American Bank Note Holographics, Inc. that was filed on August 7, 2000 (the "Form 8-K"), and is filed solely to include a letter from Deloitte & Touche LLP as Exhibit 16.1 to the Form 8-K, as required by the rules and regulations of the Securities and Exchange Commission.
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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN BANK NOTE HOLOGRAPHICS, INC.



Dated:   August 16, 2000

                                           By:  /s/ KENNETH H. TRAUB
                                                KENNETH H. TRAUB, PRESIDENT